Contingent consideration liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of contingent liabilities [abstract]
Contingent consideration liabilities
20.
Contingent consideration liabilities

Contingent consideration liabilities relate to the contingent milestone payments in relation to the acquisition of GlyPharma in September 2018 by the Parent Group. Each of the three milestone payments was probability weighted for valuation purposes based upon the probability of success. The milestone payments were discounted to present value using a discount rate of 6% per annum. The conditions for payment of the first two milestone payments were met prior to the Spin-Off.

On November 25, 2021, an agreement was reached between the Group and GlyPharma shareholders, so that the third milestone amounting USD 20,000 thousand would be paid USD 10,000 thousand in cash and USD 10,000 thousand would be paid in the form of additional milestone shares (by way of set-off) at a price per share equal to USD 17.00, which was the opening trading price of the IPO. The difference between the price per share and the fair value of the additional milestone shares at the date of the agreement was recognized in the consolidated income statement within research and development expenses for an amount of USD 7,730 thousand.

As of December 31, 2021, contingent consideration liabilities had been paid in full (2020: USD 19,140 thousand). Related to the final milestone payment the probability of occurrence was 100% as of December 31, 2020.

In thousands of USD	2021
Beginning contingent consideration liabilities as of January 1	19,140
Payment by the Parent Group on behalf of the Apraglutide Business	—
Changes in fair value during the period	(6,870)
Foreign exchange impact	—
Cash payment	(10,000)
Payment in shares	(2,270)
Ending contingent consideration liabilities as of December 31	—

The key assumption in calculating the fair value of the contingent consideration liabilities was the probability of occurrence of the remaining milestone payment. As of December 31, 2020, the probability of occurrence of the remaining milestone payment was assessed to be 100%.